UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2005
KRATON Polymers LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123747	94-2805249

(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation)	File Number)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400
Not Applicable

Former name or former address, if changed since last report
Polymer Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-123749	20-0411521

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 Milam Street, Suite 1300	77002
Houston, Texas

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	832-204-5400
n/a

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Presentation dated November 16, 2005

Item 7.01 Regulation FD Disclosure.
On November 16, 2005 KRATON’s President and Chief Executive Officer, George Gregory presented an update at the Credit Suisse First Boston 10th Annual Leveraged Finance Chemical Conference in Houston, Texas. A copy of the presentation is attached as Exhibit 99.1 and is incorporated by reference into this item.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is filed with this Current Report pursuant to Item 7.01.
(c)    Exhibits
99.1    Presentation dated November 16, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON Polymers LLC
November 16, 2005	By:	Raymond K. Guba
		Name:	Raymond K. Guba
		Title:	Chief Financial Officer

Polymer Holdings LLC
November 16, 2005	By:	Raymond K. Guba
		Name:	Raymond K. Guba
		Title:	Chief Financial Officer